                                                                      EXHIBIT 24
                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Tobin Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                 /s/  TOBIN ARMSTRONG
                                      Tobin Armstrong

                         POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Jack S. Blanton, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                 /s/  JACK S. BLANTON
                                      Jack S. Blanton

                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                /s/  W. M. BRUMLEY, JR.
                                     W. M. Brumley, Jr.

                        POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I John B. Carter, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                /s/  JOHN B. CARTER, JR.
                                     John B. Carter, Jr.

                       POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I William L. Fisher, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                /s/  WILLIAM L. FISHER
                                     William L. Fisher

                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I William E. Gipson, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                 /s/ WILLIAM E. GIPSON
                                     William E. Gipson

                         POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Gerrit W. Gong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                 /s/  GERRIT W. GONG
                                      Gerrit W. Gong

                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Thomas E. Hart, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                 /s/  THOMAS E. HART
                                      Thomas E. Hart

                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I J. Stuart Hunt, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                 /s/  J. STUART HUNT
                                      J. Stuart Hunt

                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Frederick A. Klingenstein, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                /s/ FREDERICK A. KLINGENSTEIN
                                    Frederick A. Klingenstein

                       POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Nicholas R. Petry, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                /s/  NICHOLAS R. PETRY
                                     Nicholas R. Petry

                        POWER OF ATTORNEY


          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

          NOW, THEREFORE, I Jack A. Vickers, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 1994.



                                /s/  JACK A. VICKERS
                                     Jack A. Vickers